September 2011
September 2011
A specialty pharmaceutical company focused on the development and commercialization of proprietary products to address important therapeutic needs in the field of neuroscience
Exhibit 99.1

Forward looking statements
Forward looking statements
This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. Examples of such statements include our expectation regarding the planned timing for filing and FDA review of the Intermezzo
®
NDA; the sufficiency of the Intermezzo
®
NDA to gain FDA approval;
that Intermezzo
®
will become the first prescription sleep aid indicated for use in the middle of the night;
the potential market size for a middle of the night sleep aid; plans to commercialize Intermezzo
®
through
the Purdue collaboration and the receipt by Transcept of payments from Purdue thereunder;
reimbursement coverage for Transcept product candidates; intellectual property protection being obtained and maintained for Transcept product candidates; and enrollment plans for the Phase 2 study of TO-2061 and plans to report results therefrom in late 2012. Transcept may not actually meet these expectations and carryout these plans. Various important factors that could cause actual events to differ materially from such forward-looking statements include FDA deemed insufficiencies in our Intermezzo
®
NDA
resubmission, competitive product commercialization; adverse patent decisions at the USPTO or in court; the willingness of Purdue to commercialize Intermezzo
®
and its ability to do so successfully; payer
opinion of Intermezzo
®
, if approved; dependence on third parties to manufacture, and carry-out the planned study of TO-2061, and variability in the business of Transcept generally. These and other risks are described in greater detail in the "Risk Factors" section of Transcept periodic reports filed with the
Securities and Exchange Commission. Forward-looking statements do not reflect the potential impact of any future in-licensing, collaborations, acquisitions, mergers, dispositions, joint ventures, or investments
Transcept may enter into or make. Transcept does not assume any obligation to update any forward-
looking statements, except as may be required by law.

U.S. primary care partnership: Purdue Pharma
Co-promote option 1 yr post Intermezzo
®
launch
6/30/11: ~$60M cash, equivalents & investments
No debt
Neuroscience / psychiatry
Intermezzo
®
: middle of the night awakenings
TO-2061 treatment resistant OCD
Transcept: preparing for Intermezzo ® commercialization
Transcept: preparing for Intermezzo ® commercialization
3
Intermezzo
®
NDA resubmission: est. Sept 2011
TO-2061 Phase 2 results: est. late 2012
Therapeutic focus
Large markets,
unmet needs
Commercial
platform
Strong balance
sheet
Near term
catalysts
:

Intermezzo
®
(zolpidem tartrate sublingual tablet)
Intermezzo
®
(zolpidem tartrate sublingual tablet)
Proposed indication statement: Intermezzo
®
is indicated
for use as needed for the treatment of insomnia when a
middle of the night awakening is followed by
difficulty returning to sleep

Middle of the night (MOTN) awakening:
a major unmet medical need in the insomnia category
Middle of the night (MOTN) awakening:
a major unmet medical need in the insomnia category
Large U.S. insomnia market
– $2.1 billion (ex-factory) (1)
– 78 million new and refill prescriptions (2)
Insomnia is an under-treated condition
– 11 million patients receive Rx (3)
– 4x to 6x more are not diagnosed or treated by a physician (3)(4)
MOTN awakening: the most prevalent insomnia symptom
(5)
– 35% of Americans suffer from MOTN awakenings at least 3x / week (5)
– >90% report awakenings persist more than six months;
50% report awakenings persist more than five years (6)
5
(1) IMS NSP 2009; (2) Wolters Kluwer, PHAST 2010; (3) BluePrint Research Group; (4) Institutes of Medicine - Sleep disorders and sleep deprivation
Apr. 2006; (5) Ohayon, Nocturnal awakenings and comorbid disorders in the American general population. J of Psych Research (2009); (6) Ohayon,
Difficulty in resuming or inability to resume sleep and the links to daytime impairment, J of Psych Research (2009).

No product currently indicated for prn
treatment at the
time of a middle of the night awakening
No product currently indicated for prn
treatment at the
time of a middle of the night awakening
MOTN awakenings typically do not occur every night
7-8 hr sleep aids (Ambien
®
, Ambien CR
®
, Lunesta
®
) require
bedtime prophylactic dosing to prevent awakenings
An ideal therapeutic would:
– Be used only at the time patients need help returning to sleep, not every night in advance of a problem that may not occur
– Return patients to sleep rapidly
– Use a low dose to avoid next day residual effects

Sleep lab: sleep onset, least squares mean
men 13 min, 3.5 mg; women 16 min, 1.75 mg
No residual next-morning effects vs. placebo in
sleep lab and outpatient studies
Driving study primary statistical analysis: no
significant next morning effect vs. placebo 4 hrs
after dosing, consistent with proposed label
Sublingual tablet dissolves in ~ 2 minutes
pH drives    zolpidem base, rapidly absorbed
72% - 86% lower dose than comparable
Ambien CR
®
dose
Intermezzo
®
: anticipated to be the first sleep aid for
use in the middle of the night at the time of awakening
Intermezzo
®
: anticipated to be the first sleep aid for
use in the middle of the night at the time of awakening
7
Low dose
Novel formulation
Fast acting
Favorable 4 hr
residual effects

Area under the curve (Mean ± SE)
(ng/ml) x min

Transcept
PHARMACEUTICALS, INC.

Intermezzo
®
3.5 mg delivered
more zolpidem earlier than a ~3x higher Ambien
®
dose
Intermezzo
®
3.5 mg delivered
more zolpidem earlier than a ~3x higher Ambien
®
dose
PK comparison study: Intermezzo
®
3.5mg vs. Ambien 10mg PO (n=33)
Time (min)
9.6x
3.0x
1.5x
Intermezzo
®
3.5 mg
0
1
2
3
4
0 5 10 15 20
Ambien
®
10 mg

Intermezzo ® commercial opportunity Intermezzo ® commercial opportunity

Estimating the MOTN market size at branded prices
Estimating the MOTN market size at branded prices
Ohayon, et al., Nocturnal Awakenings in the American
General Population: Prevalence and Consequences
235 M U.S. adults
(3)
x Ohayon
MOTN sufferers at least 3x week 35.5% (1) = 83 million
…with difficulty returning to sleep 43.0% (1) = 36
…without difficulty initiating sleep 62.6% (1) = 22
…who seek MD treatment 16.0% (2) =
x mean length of therapy, currently marketed Rx sleep aids 108 to 169 days (4)
x per tablet branded pricing, currently marketed Rx sleep aids $5.05 to $5.67 (5)
= 100% market estimate: treatment seeking MOTN patients $1.9 B to $3.4 B
3.6
10
(1) Ohayon, et al., Nocturnal awakenings in the American general population: Prevalence and consequences. World Sleep Conference 2007;
(2) Estimated based on percentage applied to adults with difficulty returning to sleep, with and without difficulty initiating sleep in Ohayon, et al., Using difficulty resuming sleep to define nocturnal awakenings, Sleep Medicine 11 (2010); (3) U.S. Census data, 2010, adults 18 and over; (4) IMS: Length of therapy in the sleep disorder market, March 2007. Products evaluated are indicated for bedtime use: Ambien
®
, Ambien CR
®
, Lunesta
®
, Restoril
®
,
Rozerem
®
, Sonata
®
, Desyrel
®
; (5) Wolters Kluwer WAC pricing (branded) Jan 2011 (products evaluated: Ambien
®
, Ambien CR
®
, Lunesta
®
, Silenor
®
;
Ambien
®
and Ambien CR
®
are currently available in generic form).

Leading pain therapeutic franchise
2010 net revenue: ~$2.4 billion
Branded products include:
OxyContin
®
, MSContin
®
, Dilaudid
®
, Butrans
®
Sales force of >500 field reps calling on primary care
physicians and high prescribing specialists
High value pain prescribers tend to be significant insomnia
prescribers
Multi-year sales and marketing agreement with psychiatry
co-promote option, royalties and milestone payments
Commercialization partnership with Purdue Pharma
Commercialization partnership with Purdue Pharma

Commercialization agreement: key Transcept benefits
Commercialization agreement: key Transcept benefits
Co-promote option: foundation for a commercial future
– Transcept option: co-promote to psychiatrists as early as the first anniversary after Purdue launch
Milestone payments
– Upfront license fee: $25M received August 2009
– Up to $90M additional upon the achievement of certain patent milestones and net sales targets, including $10M for first formulation patent listed in Orange Book
Royalty structure
– Base royalty: mid-teens up to mid 20% level on net sales
– Co-promote royalty: additional double digit royalty on psychiatrist Rx net sales

Intermezzo
®
partnership structure enables
significant Transcept marketing efficiency
Intermezzo
®
partnership structure enables
significant Transcept marketing efficiency
Purdue responsibilities
– U.S. product launch
– Primary care sales and marketing activities
– Managed care and formulary placement
– Manufacturing and distribution
– Post marketing studies, if required
– Book revenues
Transcept responsibilities
– U.S. product approval
– Psychiatry co promote option 1 yr after commercial launch

Intermezzo
®
managed markets advisory board with
decision makers covering >170M lives
Intermezzo
®
managed markets advisory board with
decision makers covering >170M lives
Broad formulary access expected
Unmet medical need generally recognized by payers
– Unique insomnia indication
– Low dose used less often
– Delivery technology drives rapid bioavailability
Tier 3 formulary placement anticipated by most plans
Utilization management criteria consistent with other brands
Intermezzo
®
brand parity pricing not viewed as a major
barrier with managed markets
Proven Purdue managed markets team to drive
formulary access

Intermezzo ® NDA resubmission Intermezzo ® NDA resubmission

July 2011 FDA Complete Response Letter
July 2011 FDA Complete Response Letter
January 2011 NDA resubmission: driving study including
comparative analysis, epidemiology study assessing current
MOTN use of bedtime hypnotics, and packaging changes
FDA newly expressed concern that patients with high outlier
zolpidem blood levels may be at risk of next day impairment
FDA further hypothesized that such patients may belong to
distinct and identifiable demographic groups
FDA recommendations
– Investigate whether demographic factors contribute to elevated blood levels
– Consider modifications in dose, time of dose and patient selection

Sept 14, 2011 End of Review meeting with FDA
Sept 14, 2011 End of Review meeting with FDA
FDA generally agreed:
– Change Intermezzo
®
dose for women from 3.5 mg to 1.75 mg; 3.5
mg dose for men unchanged
– Intermezzo
®
should only be taken if the patient has 4 hours of
bedtime remaining.  Patients should refrain from driving for at least
1 hour after arising and until not less than 5 hours post dose.
– If the planned resubmission is “adequately concise” in summarizing morning zolpidem levels and evidence that the levels are safe given the proposed labeling, FDA may be able to consider this
resubmission as a two-month, Class 1 review.
No additional clinical studies are planned prior to
NDA resubmission

Cumulative Percent of Patients

Transcept
PHARMACEUTICALS, INC.

Sleep lab study: 1.75 mg efficacy in women similar
to 3.5 mg efficacy in men
Sleep lab study: 1.75 mg efficacy in women similar
to 3.5 mg efficacy in men
18
<10 <20 <30
0
10
20
30
40
50
60
70
80
90
100
Latency to persistent sleep (min)
<10 <20 <30
0
10
20
30
40
50
60
70
80
90
100
Latency to persistent sleep (min)
Women 1.75 mg (n=58)
Men 3.5 mg (n=24)
60%
63%
Intermezzo®
3.5 mg
Placebo
Baseline
Intermezzo®
1.75 mg
Placebo
Baseline

New Intermezzo
®
instructions are consistent with
current patient behavior
New Intermezzo
®
instructions are consistent with
current patient behavior
Originally proposed instructions:
“Intermezzo
®
should only be
taken if the patient has 4 hours of bedtime remaining before being active again”
Newly proposed instructions:
“Intermezzo
®
should only be taken
if the patient has 4 hours of bedtime remaining.  Patients should refrain from driving for at least 1 hour after arising and until not less than 5 hours post dose.”
The typical American: time between arising and commuting to
work
– 1 hour 53 minutes (mean), National Sleep Foundation 2008
– 1 hour (median), Bureau of Labor Statistics 2003-2010

Intermezzo ® : intellectual property Intermezzo ® : intellectual property

Intermezzo
®
: two formulation patents issued; method
of use patents pending
Intermezzo
®
: two formulation patents issued; method
of use patents pending
Formulation for transmucosal absorption
– Two issued U.S. patents -
7,682,628 and 7,658,945
– Patents expire no sooner than February 2025
– Low dose zolpidem, ~1mg to ~5mg
– Formulation with buffer system for transmucosal absorption
Method of treating MOTN awakenings
– Priority date: May 2006
– Low dose zolpidem, ~1mg to ~4.75mg
– Treatment of middle of the night awakenings
Administration as needed after the subject awakens
– Proposed claims cover multiple dosage forms

TO-2061
(low dose ondansetron)
TO-2061
(low dose ondansetron)
22
Proposed indication: adjunctive therapy in adult patients
with obsessive compulsive disorder (OCD) not adequately
responsive to currently approved OCD medication

Significant unmet medical need: OCD patients not
responding adequately to approved medication
Significant unmet medical need: OCD patients not
responding adequately to approved medication
Obsessive Compulsive Disorder
– Intrusive thoughts and repetitive actions to reduce distress
– Affects 1% to 2% of U.S. adult population, 40% to 50% seek treatment
– Significantly impacts everyday life activities of patients and their families
– 40% to 60% of OCD patients do not respond adequately to approved medications, which include the SSRIs Prozac
®
, Luvox
®
, Paxil
®
, Zoloft
®
No FDA approved medication for treatment resistant
OCD
– Atypical antipsychotics are often used off-label to augment approved medications
• ~68% of treatment resistant OCD patients do not respond
• Frequently reported adverse events: weight gain, metabolic disorder

Pilot studies: ultra low dose adjunctive ondansetron
therapy in SSRI resistant OCD
Pilot studies: ultra low dose adjunctive ondansetron
therapy in SSRI resistant OCD
Ondansetron (5-HT
3
antagonist approved as Zofran
®
)
– Affects serotonin and dopamine pathways
– Typical daily Zofran
®
doses of 16 mg to 24 mg for nausea and
vomiting induced by chemotherapy, radiation therapy and surgery
Two 12 week open-label adjunctive therapy studies
with ondansetron titrated to 0.5 mg BID dose
– Pilot Study A
(1)
: Adjunctive ondansetron therapy in patients who
responded poorly to at least 12 weeks of SSRIs combined with an atypical antipsychotic, n=14
– Pilot Study B
(2)
: Adjunctive ondansetron therapy in patients who
responded poorly to at least 12 weeks of SSRI treatment, n=21
24
(1) S. Pallanti, S. Bernardi, S. Antonini, N. Singh, E. Hollander: Ondansetron augmentation in Treatment-Resistant Obsessive-Compulsive
Disorder, CNS Drugs (2009); (2) S. Pallanti, S. Bernardi, E. Hollander: Ondansetron augmentation in Treatment-Resistant OCD (TR-OCD):
Relapse in Y-BOCS symptoms following discontinuation of ondansetron, Poster presentation, American College of Neuropsychopharmacology
49   Annual Conference, December 2010.
th

% YBOCS decrease from baseline
(Mean ± SE)

Transcept PHARMACEUTICALS, INC.

Improvement: measured as a % decrease over baseline on the
Yale Brown Obsessive Compulsive Scale (YBOCS)
Improvement: measured as a % decrease over baseline on the
Yale Brown Obsessive Compulsive Scale (YBOCS)
25
All Patients: n=21
26.3% improvement at 12 weeks
Responders: n=12 of 21 (57%)
44.3% improvement at 12 weeks
Pilot Study B, n=21
Week
2
Week
4
Week
6
Week
8
Week
10
Week
12
50%
40%
30%
20%
10%
0%
All patients
Week
2
Week
4
Week
6
Week
8
Week
10
Week
12
50%
40%
30%
20%
10%
0%
Responders
Non-responders

505b2 NDA pathway
Phase 2 study, n 150, top line data est. late 2012
Intellectual property
– Method of use patent application filed, priority date May 19, 2009
– Ondansetron, up to ~1.5 mg/day
– Pending claims for treating SSRI resistant OCD with ondansetron augmentation
Strategic fit: psychiatry
– ~87% of patient visits for OCD were to psychiatrists in 2009
*
– Complementary to Intermezzo
®
psychiatry co-promote option with Purdue
26
* SDI Physician Drug and Diagnosis Audit
TO-2061 development overview
:
Managed care survey (~108M lives): unmet medical need
acknowledged, Tier 3 formulary placement expected

Financial overview Financial overview

Financial position
Financial position
Cash & investments (6/30/11): $59.6 M
Q2 2011 cash burn rate: $  1.2 M / month
Shares outstanding (9/15/11): 13.5 M
Options / warrants / other: 3.5
Total: 17.0 M
Employees (9/15/11): 18

Intermezzo
®
is a registered trademark of Transcept Pharmaceuticals, Inc.
Ambien
®
and Ambien CR
®
are registered trademarks of sanofi-aventis
Lunesta
®
is a registered trademark of Sunovion Pharmaceuticals Inc.
Zofran
® and
Paxil
®
are registered trademarks of The GlaxoSmithKline Group of Companies
Prozac
®
is a registered trademark of Eli Lilly & Co.
Luvox
®
is a registered trademark of Solvay Pharmaceuticals, Inc.
Zoloft
®
is a registered trademark of Pfizer Inc.